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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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/ /	Preliminary Proxy Statement
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/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
GATEWAY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GATEWAY, INC.
4545 Towne Centre Court
San Diego, CA 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Thursday, May 17, 2001

To the Holders of Common Stock of Gateway, Inc.:

    Notice is hereby given that the Annual Meeting of Stockholders of Gateway, Inc. (the "Company") will be held on Thursday, May 17, 2001 at the Sioux City Convention Center, 801 Fourth Street, Sioux City, Iowa 51101, at 9:00 a.m., local time, for the following purposes:

  1.
  To elect two Class II Directors of the Company; and

  2.
  To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

    The close of business on March 30, 2001 is the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. A list of such stockholders will be available for a period of 10 days prior to the Annual Meeting for examination by any stockholder, for any purpose germane to the meeting, during normal business hours at the law offices of Kent Vriezelaar, Esq., Vriezelaar, Tigges, Edgington, Rossi, Bottaro & Boden, 421 Nebraska Street, Sioux City, Iowa 51101.

    We encourage you to attend the Annual Meeting in person or to vote your shares by proxy. REGARDLESS OF WHETHER YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE OR VOTE VIA THE INTERNET AT YOUR EARLIEST CONVENIENCE. The proxy is revocable at any time before it is voted. Returning the proxy or voting via the Internet will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person.

                      By Order of the Board of Directors
                      William M. Elliott
                       Senior Vice President, General Counsel
                      and Secretary

San Diego, California
April 4, 2001

GATEWAY, INC.
4545 TOWNE CENTRE COURT
SAN DIEGO, CA 92121

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of Gateway, Inc., held this year on Thursday, May 17, 2001 in Sioux City, Iowa. The meeting starts at 9:00 a.m., local time, at the Sioux City Convention Center, 801 Fourth Street in downtown Sioux City. We will provide sign interpretation for hearing-impaired stockholders. The Convention Center is fully accessible for disabled persons.

    The business we'll discuss at the Annual Meeting is described in the enclosed Proxy Statement and formal Notice of Meeting. Also enclosed is the Company's 2000 Annual Report to Stockholders.

    I'm looking forward to telling everyone at the meeting about our plans for 2001. I appreciate your investment in the Company. We're continuing to work hard to keep your trust.

                      Sincerely,
                      Theodore W. Waitt
                       Chairman of the Board, President and
                      Chief Executive Officer

April 4, 2001

GATEWAY, INC.
4545 Towne Centre Court
San Diego, CA 92121

PROXY STATEMENT

GENERAL INFORMATION

    The enclosed proxy is being solicited by the Board of Directors (the "Board") of Gateway, Inc., a Delaware corporation (the "Company"), for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 17, 2001, at 9:00 a.m. local time at the Sioux City Convention Center, 801 Fourth Street, Sioux City, Iowa 51101 and any adjournment thereof. Holders of record of the Company's Common Stock, $.01 par value (the "Common Stock"), at the close of business on March 30, 2001 are entitled to vote at the Annual Meeting. As of that date, there were 322,936,939 shares of Common Stock outstanding. Each share of Common Stock entitles the holder to one vote.

    One matter is scheduled for stockholder consideration at the Annual Meeting: the election of two Class II Directors of the Company to hold office until the annual meeting of stockholders of the Company to be held in 2004 or until successors are duly elected and qualified. The Board knows of no matters, other than that previously mentioned, to be presented for consideration at the Annual Meeting. The persons named in the proxy may also, at their discretion, vote the proxy to adjourn the Annual Meeting from time to time.

    With respect to the election of Directors (Proposal 1), an abstention will have no effect on the outcome of the vote, and therefore abstentions are not offered as a voting option for that proposal. A broker non-vote with respect to either proposal will have no effect on the outcome of the vote on that proposal.

    All properly executed, unrevoked proxies received pursuant to this solicitation prior to the close of voting will be voted as directed therein. You may revoke your proxy delivered pursuant to this solicitation at any time prior to its use by executing and delivering a later proxy, by giving written notice of the revocation to the Corporate Secretary of the Company at or before the Annual Meeting, or by attending the Annual Meeting and voting in person.

    If a properly executed, unrevoked proxy is delivered pursuant to this solicitation and does not specifically direct the voting of the shares covered thereby, the shares represented by the proxy will be voted as follows:

    Proposal 1 (Election of Directors)—FOR the Named Nominees

    If any other matters properly come before the Annual Meeting for a vote, the shares will be voted in accordance with the judgment of the persons named in the proxy.

    The holders of a majority of the outstanding shares of Common Stock present at the Annual Meeting in person or by proxy will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will count in determining whether a quorum is present at the Annual Meeting. However, abstentions and broker non-votes with respect to any specific matter will be treated as shares not voted for purposes of determining whether the requisite vote has been obtained. If a quorum is not present, a majority of the stockholders entitled to vote who are present in person or by proxy at the Annual Meeting will have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any reconvened Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.

    This Proxy Statement and accompanying forms of proxy are first being mailed to stockholders together with the Annual Report of the Company for the year ended December 31, 2000, on or about April 10, 2001.

VOTING ELECTRONICALLY

    Instead of submitting your vote by mail on the enclosed proxy card, you can vote electronically via the Internet. Please note that there are separate Internet voting arrangements depending on whether shares are registered in the Company's stock records in the stockholder's name or in the name of a brokerage firm or bank.

    The Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. Stockholders voting via the Internet through either UMB Bank, n.a. or ADP Investor Communication Services should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that will be borne by the stockholder.

For Shares Registered Directly in the Name of the Stockholder

    Stockholders with shares registered directly in their name in the Company's stock records maintained by our transfer agent, UMB Bank, n.a., may vote their shares via the Internet in accordance with instructions set forth on the proxy card.

For Shares Registered in the Name of a Brokerage Firm or Bank

    A number of brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offers Internet voting options. That program is different from the program provided by UMB Bank, n.a. for shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank participating in the ADP Program, you may vote those shares via the Internet or by telephone in accordance with instructions set forth on the voting form, or by mailing your signed proxy card.

PROPOSAL 1

ELECTION OF DIRECTORS

    The Company's Restated Certificate of Incorporation, as amended, divides the Board into three classes. All Directors of the Company are elected to three-year terms and serve until the annual meeting of stockholders held during the year in which their terms expire and until their successors are duly elected and qualified, or until their earlier resignation or removal. The current term of Class II Directors will expire at the Annual Meeting of Stockholders to be held on Thursday, May 17, 2001; the current term of Class III Directors will expire at the annual meeting of stockholders held in 2002; and the current term of the Class I Directors will expire at the annual meeting of stockholders held in 2003.

    In accordance with the Company's Bylaws, Directors are elected by a plurality of the votes of shares of Common Stock present (or represented by proxy) at the Annual Meeting and entitled to vote on the election of Directors. As a result, the two incumbent Directors nominated by the Board will be elected Class II Directors if the two Directors receive more affirmative votes than any other nominee.

    The Board has nominated two incumbent Directors, Elizabeth Dole and Douglas L. Lacey, for re-election as Class II Directors, to hold office until the annual meeting of stockholders held in 2004 or until a successor is duly elected and qualified, subject to prior termination of service in accordance with the Company's Restated Certificate of Incorporation, as amended, Bylaws and applicable law. Mrs. Dole currently serves as a Class III Director, but has been nominated for re-election as a Class II Director in order to balance the number of Directors in the three classes of Directors. Mr. Lacey currently serves as a Class II Director. In the event a candidate is unable to serve, the persons listed in the enclosed proxy will vote for a replacement nominee recommended by the Board. The number of members of the Board is currently set at seven. Certain information concerning Mrs. Dole and Mr. Lacey and the other members of the Board whose terms do not expire at the Annual Meeting is set forth below.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ELIZABETH DOLE AND DOUGLAS L. LACEY AS CLASS II DIRECTORS OF THE COMPANY.

Class II Directors—Nominees for Term Expiring 2004

    Elizabeth Dole, Director, 64—Effective May 1, 2000 the Board elected Elizabeth Dole as a director of the Company. Mrs. Dole served as President of the Red Cross from 1991 to 1999 overseeing nearly 31,000 paid and 1.3 million volunteer staff at the largest humanitarian organization in the world. She resigned in January 1999 to pursue her own campaign for President of the United States. Mrs. Dole also served as Secretary of Transportation, Secretary of Labor, and Deputy Assistant to the President for Consumer Affairs. Mrs. Dole is a graduate from Duke University and Harvard Law School; she also has a master's degree in education and government from Harvard.

    Douglas L. Lacey, Director, 53—Mr. Lacey is a partner in the accounting firm of Nichols, Rise & Company, L.L.P. and managing partner of its Sioux City, Iowa office. Mr. Lacey joined Nichols, Rise & Company, L.L.P. in 1973. He received a B.A. degree from Briar Cliff College in 1973. He has been a Director of the Company since 1989. Mr. Lacey is Chairman of the Audit Committee.

Class III Directors—Term Expiring 2002

    George H. Krauss, Director, 59—Mr. Krauss has been an attorney with the law firm of Kutak Rock in Omaha, Nebraska since 1972 and is engaged in the firm's corporate, mergers and acquisitions, and regulatory practices. Mr. Krauss became a partner in Kutak Rock in 1975 and became of counsel on January 1, 1997 and served as the firm's presiding partner from 1983 to 1994. Mr. Krauss is a consultant to America First Companies. Mr. Krauss received B.S., M.B.A. and J.D. degrees from the University of Nebraska. Mr. Krauss also serves on the Board of Directors of America First Mortgage Investments, Inc., which is listed on the New York Stock Exchange. Mr. Krauss has been a Director of the Company since 1991. He is a member of the Nominating Committee and Chairman of the Compensation Committee.

    Richard D. Snyder, Director, 42—Mr. Snyder is the Chief Executive Officer of Ardesta, LLC, in Ann Arbor, Michigan, an industry accelerator in the microsystems industry. He is also President of Avalon Investments, Inc., a venture capital management company. Mr. Snyder serves on the boards of various portfolio companies of Ardesta and Avalon Investments, as well as publicly-held Launch Media, Inc. He is also Chairman of the Michigan Economic Development Corporation, is a member of the University of Michigan College of Engineering National Advisory Committee, and is a member of the e-Michigan Advisory Council. While at Gateway, Mr. Snyder served as President and Chief Operating Officer of the Company from January 1996 until his resignation in August 1997 and was Executive Vice President of the Company from July 1991 until January 1996. Mr. Snyder has been a Director of the Company since 1991 and is a member of the Audit Committee.

Class I Directors—Term Expiring 2003

    Charles G. Carey, Director, 47—Mr. Carey is the Chairman of the Board and Chief Executive Officer of the Fox Television Division of Fox Inc. and Co-Chief Operating Officer of News Corporation

and the Fox Entertainment Group, Inc., located in Beverly Hills, California. Mr. Carey has served in various executive capacities at Fox since 1988. He received a B.A. from Colgate University and an M.B.A. from Harvard University. Mr. Carey has been a Director of the Company since March 1996 and is a member of the Audit, Executive and Compensation Committees.

    James F. McCann, Director, 49—Mr. McCann has served as President of 1-800-FLOWERS.com, Inc., located in Westbury, New York, since 1987. Mr. McCann also serves on the boards of OfficeMax, Inc., Hofstra University, Winthrop-University Hospital, Very Special Arts and The National Retail Federation. Mr. McCann has been a Director of the Company since 1996 and is a member of the Compensation and Executive Committees.

    Theodore W. Waitt, Chairman of the Board, President and Chief Executive Officer, 38—Mr. Waitt co-founded the Company in 1985 and has served as Chairman of the Board since February 1993. Since the Company's formation Mr. Waitt also served as a Director of the Company and as the Company's President until January 1996, and as Chief Executive Officer of the Company from February 1993 until December 1999. Mr. Waitt resumed his positions as President and Chief Executive Officer in January 2001. Mr. Waitt is Chairman of the Nominating Committee and a member of the Executive Committee.

Composition and Meetings of the Board of Directors and Committees Meetings

    During the fiscal year ended December 31, 2000, the Board met ten times. The standing committees of the Board are the Compensation Committee, the Audit Committee, the Executive Committee and the Nominating Committee.

    The Compensation Committee currently consists of Messrs. Krauss (Chairman), Carey and McCann. The Compensation Committee determines the compensation of the Company's elected officers other than the Chief Executive Officer whose compensation the Committee recommends to the full Board for approval. In 2000, the Compensation Committee met two times and approved grants of options during 2000 under the Company's stock option plans and reviewed the compensation of the Company's senior management, as described above and in the "Report of the Compensation Committee and the Board of Directors Regarding Executive Compensation" on page 15. The Compensation Committee administers the Company's annual bonus plan, the Company's stock option plans and the Company's Employee Stock Purchase Plan.

    The Audit Committee currently consists of Messrs. Lacey (Chairman), Carey and Snyder. It is responsible for retaining the Company's independent accountants and consulting with them regarding the scope and timing of their audit, and the accountant's report concerning the Company's audited financial statements and the Company's internal accounting controls. The Audit Committee met six times in 2000.

    The Executive Committee currently consists of Messrs. Waitt (Chairman), Carey and McCann. It is responsible for acting on matters ordinarily reserved for the full Board between regularly scheduled meetings to expedite decision making and provide flexibility for the Company. The Executive Committee was formed by the Board in February 2001; accordingly, this committee did not meet in 2000.

    The Nominating Committee currently consists of Messrs. Waitt (Chairman) and Krauss. This committee is responsible for reviewing and recommending to the Board criteria for Board membership and for identifying, evaluating and proposing to the Board nominees for membership on the Board. The Nominating Committee met once in 2000.

    The Nominating Committee will consider nominees recommended by stockholders. Each stockholder must comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the regulations thereunder with respect to the nomination or proposal of nominees for election as Directors of the Company.

Directors' Compensation

    Directors who are not employees of the Company are compensated at the rate of $6,000 per quarter, plus $1,000 per meeting of the Board, $500 per meeting of any committee of the Board and $200 per telephonic meeting attended (up to a maximum of $1,500 per day for all meetings attended). Directors are also reimbursed for their expenses incurred in attending such meetings. Directors who are employees of the Company receive no additional compensation for their services as Directors of the Company.

    Under the Company's 1996 Non-Employee Director Stock Option Plan (the "1996 Director Plan"), each non-employee Director will receive an annual stock option grant for 24,000 shares immediately following each annual meeting of stockholders. Mr. Waitt's stock option grant for 24,000 shares in 2000 was made under the Company's 2000 Equity Incentive Plan because, as an employee of the Company, he was not eligible under the 1996 Director Plan. In addition to the annual stock option grant made to Mrs. Dole in 2000, Mrs. Dole also received a stock option for 50,000 shares under the 1996 Director Plan upon joining the Board. All stock options granted to directors in 2000 were at an exercise price equal to the fair market value (as determined under the applicable plan) of a share of Common Stock on the date of grant.

INDEPENDENT ACCOUNTANTS

    The Board of Directors has appointed the firm of PricewaterhouseCoopers L.L.P., independent accountants ("PricewaterhouseCoopers"), as the Company's independent accountants to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2001. PricewaterhouseCoopers served as the Company's independent accountants since 1989. Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting and will have an opportunity to make a statement on behalf of their firm if they wish. They will also be available to respond to any appropriate questions of any stockholder of the Company.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information as of March 1, 2001, regarding the beneficial ownership of Common Stock by each stockholder known by the Company to be the beneficial owner of more than 5% of Common Stock; by each Director of the Company; by each Designated Former Officer named in the Summary Compensation Table on page 9; and by all executive officers and directors of the Company as a group. No shares of Class A Common Stock are issued and outstanding. Except as indicated in the footnotes hereto, each person named in the table has (or could have upon exercise of an option vested or vesting within 60 days after March 1, 2001) sole voting and investment power (or such power together with any spouse of such person, if they are joint tenants) with respect to securities beneficially owned by such person as set forth opposite such person's name:

Name and Address of Beneficial Owner(1)	Number of Shares(2)		% of Class(3)
Theodore W. Waitt	102,977,500	(4)	31.7%
Legg Mason, Inc.	37,310,772	(5)	11.5%
100 Light Street Baltimore, MD 21203
Jeffrey Weitzen	4,301,167		1.3%
David J. Robino	850,000
R. Todd Bradley	317,850
Clifford S. Holtz	379,250
John J. Todd	288,000
Charles G. Carey	100,000
Elizabeth Dole	0
George H. Krauss	96,000
Douglas L. Lacey	132,000
James F. McCann	108,000
Richard D. Snyder	1,093,000
All directors and executive officers as a group (17 persons) (6)	106,108,532		32.3%

(1)
Unless otherwise indicated, the address of each beneficial owner listed above is c/o Gateway, Inc., 4545 Towne Centre Court, San Diego, California 92121.

(2)
Includes beneficial ownership of shares of Common Stock which may be acquired pursuant to employee stock options for Messrs. Waitt—1,777,500 shares, Weitzen—4,265,871 shares, Robino—850,000 shares, Bradley—317,850 shares, Holtz—379,250 shares, Todd—288,000 shares, and Snyder—1,069,000 shares. Also includes beneficial ownership of shares of Common Stock which may be acquired pursuant to non-employee director stock options for Messrs. Carey—96,000 shares, Krauss—96,000 shares, Lacey—120,000 shares, McCann—96,000 shares, and Snyder—24,000 shares. Both employee and director stock option information includes options exercisable at or within 60 days after March 1, 2001.

(3)
Less than 1 percent unless otherwise indicated.

(4)
Excludes 2,279,938 shares held by a nonprofit institute and 4,501,462 shares held by a nonprofit foundation of which Mr. Waitt is a director and as to which he disclaims beneficial ownership, and 14,400 shares held in a trust for his children for which his spouse is the trustee.

(5)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2001, Legg Mason, Inc. and certain subsidiaries reported sole voting power over 28,435,544 shares; shared voting power with respect to 8,875,228 shares; and shared dispositive power over 37,310,772 shares.

(6)
Includes only directors and executive officers serving in such capacities as of March 30, 2001.

EXECUTIVE OFFICERS

    The executive officers of the Company are its senior elected officers and serve for terms of office determined by the Board. A biographical summary of the business experience of Mr. Waitt, Chairman of the Company, President and Chief Executive Officer, is included under "Proposal 1—Election of Directors" on page 2. The names, ages, and biographical information with respect to each other executive officer are as follows:

    Bart R. Brown, Senior Vice President, Gateway Consumer, 35—Mr. Brown was named Senior Vice President, Gateway Consumer, in February 2001. Mr. Brown is responsible for improving and expanding services to customers by managing sales, customer support and marketing functions in the U.S. consumer operation, including the telephone, Internet, and Gateway Country store channels. Since joining the Company in 1989, he has held executive positions in sales, marketing, and product development. Most recently, he served as Vice President overseeing Gateway's consumer-focused beyond-the-box sales strategies, offering products and services to complement the PC. Mr. Brown was first elected an executive officer of the Company in 2001.

    Robert J. Burnett, Senior Vice President, Chief Technology Officer, 36—Mr. Burnett joined the Company in 1993, and has served in a variety of development, marketing and product planning capacities for the Company. Most recently, Mr. Burnett served as Vice President, Product Planning and Development, and prior to that, as Vice President of Mobile Systems responsible for Gateway's expansion into the mobile marketplace. In February 2001, Mr. Burnett was named Senior Vice President and Chief Technology Officer. He is responsible for development of all Gateway-branded product families. Mr. Burnett was first elected an executive officer of the Company in 2001.

    Martin Coles, Senior Vice President, Gateway International, 45—Mr. Coles joined the Company in February 2001 as Senior Vice President of Gateway International. He is responsible for Gateway's sales, marketing and customer service in markets outside of the U.S. and Canada, with a focus on growing sales across Asia-Pacific, Japan, Europe, the Middle East, Africa and Latin America. Before joining Gateway, Mr. Coles was CEO of LetsBuyIt.com, based in London. Mr. Coles held leadership positions with Nike Inc. from 1992 to 2000, most recently as Nike's Executive Vice President for Europe, Global Sales, and the Jordan, Golf and ACG brands. From 1987 to 1992, he worked with PepsiCo as Vice President of Manufacturing, Logistics, Customer Service and Franchised Bottling Operations. Prior to Joining PepsiCo, Mr. Coles held executive positions with Procter & Gamble from 1977 to 1987, working both in the U.S. and the U.K. Mr. Coles was first elected an executive officer of the Company in 2001.

    Joseph Burke, Senior Vice President and Chief Financial Officer, 43—Mr. Burke joined the Company in October 1995 as Vice President responsible for market development. In 1997, Mr. Burke was elected as Senior Vice President of Global Business Development, and in 2000, Mr. Burke was elected as Senior Vice President, Latin America. Mr. Burke was named Senior Vice President and Chief Financial Officer in January 2001. Before joining the Company, Mr. Burke spent eight years with Blockbuster Entertainment Corporation. At Blockbuster, Mr. Burke most recently served as Senior Vice President and Chief Financial Officer of the International Division. Mr. Burke was first elected an executive officer of the Company in 1995.

    William M. Elliott, Senior Vice President, General Counsel and Secretary, 66—Mr. Elliott joined the Company in July 1994 as Vice President and General Counsel and was elected Corporate Secretary in May 1995. In October 1995, Mr. Elliott was named Senior Vice President and his responsibilities continue to include managing the Company's legal affairs and acting as Corporate Secretary. Before joining the Company, Mr. Elliott spent three years as Senior Vice President of International Telecharge, Inc., a telecommunications company specializing in the public and private pay telephone markets. From 1977 to 1990, he was Senior Vice President and General Counsel of Northrop Corporation. Mr. Elliott was first elected an executive officer of the Company in 1994.

    Michael D. Hammond, Senior Vice President, Operations, 39—Mr. Hammond co-founded the Company in 1985 with Ted Waitt and has been employed by the Company in various positions since that time. Mr. Hammond was elected Senior Vice President of Operations in January 2001. In 1994, Mr. Hammond was named Senior Vice President of Manufacturing, and in 2000 he was named Senior Vice President of Business Process Simplification. Prior to that, Mr. Hammond was Vice President of the Company's Asia-Pacific region. Mr. Hammond was first elected an executive officer in 1992.

    Susan Parks, Senior Vice President, Gateway Business, 43—Ms. Parks joined the Company in September 2000 as Senior Vice President, Business, and is responsible for driving the development and marketing of technology solutions and services for Gateway's business clients. Prior to joining Gateway, Ms. Parks was a Senior Vice President at Qwest, which recently merged with U.S. West. Ms. Parks spent five years in a number of senior positions at U.S. West, including heading the Business and Government Solutions Division, and as Vice President of Voice Products. Ms. Parks was first elected an executive officer of the Company in 2000.

    James T. Pollard, Senior Vice President and Chief Information Officer, 54—Mr. Pollard joined the Company in June 1999 as Vice President of Global Applications. In August 1999, he was elected Senior Vice President and Chief Information Officer. Before joining the Company, Mr. Pollard spent one year as Chairman, President and Chief Executive Officer for ECWerks, Inc., a management and technology consulting company specializing in electronic commerce. From 1993 to 1997, Mr. Pollard was employed by Tech Data Corporation. His final position was as Executive Vice President of Operations and Chief Information Officer. Mr. Pollard was first elected an executive officer of the Company and Chief Information Officer in 1999.

    David E. Russell, Senior Vice President, Supply Chain Management, 37—Mr. Russell was named Senior Vice President, Supply Chain Management, in February 2001. He is responsible for worldwide procurement, materials and logistics. Mr. Russell started at Gateway in August 1988 in inventory management. Mr. Russell has served in a number of roles within Gateway in the procurement and materials area. Most recently, he was Vice President, Supplier Management. Mr. Russell was first elected an executive officer of the Company in 2001.

EXECUTIVE COMPENSATION

    The following table and related footnotes show the compensation paid during fiscal 1998, 1999 and 2000 to the Company's Chief Executive Officer, and its four other most highly compensated officers as of the end of fiscal 2000 (the "Designated Former Officers") for services rendered during such period to the Company and its subsidiaries.

SUMMARY COMPENSATION TABLE

		Annual Compensation				Long-Term Compensation
							Awards
Name and Principal Position (1)	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)		Restricted Stock Award(s) ($)	Securities Underlying Options (#)	All Other Compensation ($)
Jeffrey Weitzen	2000	1,000,000	880,000	56,925	(2)		585,640	5,610	(3)
Former President and	1999	790,000	711,000				2,000,000	31,698	(4)
Chief Executive Officer	1998	707,692	600,000			600,000	2,000,000	1,543,145	(5)
David J. Robino	2000	550,000	363,000				152,000	5,610	(6)
Former Vice Chairman	1999	475,000	299,250				780,000	10,358	(7)
	1998	424,615	234,000				400,000	628,340	(8)
R. Todd Bradley	2000	479,583	292,600				126,000	33,672	(9)
Former Executive Vice President,	1999	371,346	289,950				317,000	592,656	(10)
Global Operations	1998	116,667	56,000				350,000	564	(11)
Clifford S. Holtz	2000	354,167	243,100				353,000	309,485	(12)
Former Senior Vice President,
Gateway Consumer
John J. Todd	2000	412,500	224,400				143,000	26,693	(13)
Former Senior Vice President,	1999	376,442	202,500				175,000	339,483	(14)
Chief Financial Officer	1998	76,923	25,000				300,000	33,020	(15)

(1)
Messrs. Weitzen, Robino, Bradley, Holtz and Todd left the Company in January 2001. Mr. Waitt became President and Chief Executive Officer of the Company in January 2001.
(2)
Includes $31,649 for personal use of a Company airplane and $25,276 for use of financial planning services.
(3)
Includes $5,250 for Company matching contributions pursuant to the Company's 401(k) plan and $360 of imputed income for group life insurance.
(4)
Includes $5,000 for Company matching contributions pursuant to the Company's 401(k) plan, $26,338 for disability and life insurance premiums and $360 of imputed income for group life insurance.
(5)
Includes $1,400,000 for a sign-on bonus, $93,237 for relocation expenses, $45,724 for disability and life insurance premiums, $3,750 for Company matching contributions pursuant to the Company's 401(k) plan and $434 of imputed income for group life insurance.
(6)
Includes $5,250 for Company matching contributions pursuant to the Company's 401(k) plan and $360 of imputed income for group life insurance.
(7)
Includes $5,000 for Company matching contributions pursuant to the Company's 401(k) plan, $4,998 for disability and life insurance premiums, and $360 of imputed income for group life insurance.
(8)
Includes $500,000 for a sign-on bonus, $118,513 for relocation expenses, $9,546 for disability and term life insurance premiums, and $281 of imputed income for group life insurance.

(9)
Includes $28,062 for a mortgage subsidy, $5,250 for Company matching contributions pursuant to the Company's 401(k) plan and $360 of imputed income for group life insurance.
(10)
Includes a $500,000 sign-on bonus, $78,331 for relocation expenses, $10,455 for mortgage subsidy, $3,150 for Company matching contributions pursuant to the Company's 401(k) plan, and $720 for imputed income for group life insurance.
(11)
Amount of imputed income for group life insurance.
(12)
Includes $200,000 for a sign-on bonus, $91,025 for relocation expenses, $14,972 for a mortgage subsidy, $3,188 for Company matching contributions pursuant to the Company's 401(k) plan and $300 of imputed income for group life insurance.
(13)
Includes $21,083 for a mortgage subsidy, $5,250 for Company matching contributions pursuant to the Company's 401(k) plan and $360 of imputed income for group life insurance.
(14)
Includes $250,000 for a sign-on bonus, $49,306 for relocation expenses, $34,833 for a mortgage subsidy, $5,000 for Company matching contributions pursuant to the Company's 401(k) plan and $344 of imputed income for group life insurance.
(15)
Includes $32,937 for relocation expenses and $83 of imputed income for group life insurance.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table and related footnotes set forth the number of securities underlying options granted in the last fiscal year and held by the Designated Former Officers and the value thereof.

Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees In Fiscal Year	Exercise Price ($/Share)	Expiration Date (1)	Grant Date Present Value ($) (2)
Jeffrey Weitzen	250,000	3.03%	69.38	1/3/10	9,588,468
	140,640		56.88	1/19/10	4,408,898
	195,000		67.38	7/11/10	6,838,788
David J. Robino	68,000	0.79%	56.88	1/19/10	2,133,303
	84,000		67.38	7/11/10	2,945,905
Richard T. Bradley	61,000	0.65%	56.88	1/19/10	1,297,280
	65,000		67.38	7/11/10	1,430,442
Clifford S. Holtz	300,000	1.83%	57.31	2/22/10	6,276,480
	53,000		67.38	7/11/10	1,166,360
John J. Todd	40,000	0.47%	56.88	1/19/10	850,676
	103,000		67.38	7/11/10	2,266,700

(1)
Options granted vest 25% per year over four years.
(2)
The present value of each stock option is calculated using the Black-Scholes Multiple Option valuation formula, assuming (a) a volatility of the Company's stock price, as quoted on the New York Stock Exchange Composite index, equal to 0.6; (b) a range of risk-free rates of return of 6.23 to 6.61% per annum; (c) zero dividends; and (d) 3 years from the date of vesting to the date of exercise. These amounts are reported pursuant to Securities and Exchange Commission regulations, and do not represent any prediction by the Company as to the value of its common stock at any time. The actual value of the stock options will depend on a number of factors, including the optionee's continued employment with Gateway and actual stock price performance.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

    The following table and related footnotes set forth as of December 31, 2000 the number of securities underlying options held by the Designated Former Officers and the value thereof, together with options exercised in 2000.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year End Exercisable/Unexercisable (#)(1)	Value of Unexercised in-the-money Options at Fiscal Year-End, Exercisable/Unexercisable ($)(2)
Jeffrey Weitzen	100,000	4,595,062	1,150,000/3,085,641	643,500/990,000
David J. Robino	0	0	445,000/ 787,000	99,000/198,000
R. Todd Bradley	16,150	581,219	150,600/ 538,750	0/ 0
Clifford S. Holtz	0	0	0/ 353,000	0/ 0
John J. Todd	10,000	404,500	108,750/ 424,250	0/ 0

(1)
The number of securities underlying exercisable and unexercisable options is expressed in shares of Common Stock.
(2)
Valuation of these options is based on the closing price of $17.99 per share of Common Stock, as quoted on the New York Stock Exchange composite index on December 29, 2000.

EMPLOYMENT AGREEMENTS AND CHANGE-IN-CONTROL ARRANGEMENTS.

    Jeffrey Weitzen.  Effective December 8, 1999, the Company entered into an employment agreement (the "1999 Agreement") with Mr. Weitzen, which provided that, beginning January 1, 2000, he would serve as President and Chief Executive Officer of the Company for an initial term of three years, subject to renewal by mutual agreement. The 1999 Agreement superseded Mr. Weitzen's prior employment agreement with the Company. Under the 1999 Agreement, Mr. Weitzen was entitled to an annual salary of $1,000,000 with an incentive bonus target equal to 100% of his salary. Mr. Weitzen was also awarded an initial stock option grant of 1,750,000 option shares effective December 8, 1999 and 250,000 option shares effective January 3, 2000. During each calendar year of the 1999 Agreement, Mr. Weitzen was also entitled to receive annual option grants having a Black Scholes value of $4,876,000. In January 2001, Mr. Weitzen left the Company and, pursuant to his employment agreement, received accelerated vesting of 2,498,210 of his stock options and a $5,640,000 cash payment.

    David J. Robino.  The Company entered into an employment agreement with Mr. Robino dated January 19, 1998, which provided that he would serve as Executive Vice President and Chief Administrative Officer of the Company for an initial term of three years, subject to renewal for successive one year periods by mutual agreement. Pursuant to the agreement, Mr. Robino was entitled to an annual salary of $450,000 which could be increased by the Board, plus an incentive bonus, as determined by the Board of Directors or Compensation Committee, of up to 100% of his salary targeted at 65%. In connection with his employment by the Company, Mr. Robino received a signing bonus of $500,000 in cash. In addition, Mr. Robino was entitled to receive certain other benefits, including medical insurance and the Company was obligated to maintain a term life and lump sum disability insurance policy in the face amount of $1 million for the first year of his employment term and $500,000 for each succeeding year of his employment term for his benefit. Effective January 1, 2000, Mr. Robino was elected Vice Chairman of the Company.

    Effective January 17, 1998, Mr. Robino received stock options to purchase 200,000 shares of Common Stock at $34 per share with a ten year term, subject to vesting over four years. Mr. Robino was also eligible to receive additional options starting in 1999, targeted at options to purchase 30,000 shares twice a year based on a $30 stock price (subject to adjustment based on Black-Scholes value), subject to approval of the Board of Directors or Compensation Committee. In January 2001, Mr. Robino left the Company and, pursuant to his employment agreement, received accelerated vesting of 273,000 of his stock options and a $2,859,000 cash payment.

    Messrs. Weitzen and Robino both signed Non-Competition Agreements that are effective for the term of such individual's employment with the Company and one year thereafter and which include a provision prohibiting the solicitation for employment and employment of certain Company employees for a period of two years following termination of employment. Messrs. Weitzen and Robino also signed Non-Disclosure/Intellectual Property Agreements that restrict their use of confidential and proprietary information for five years after the termination of their employment with the Company. The Non-Disclosure/Intellectual Property Agreements also confirm that the Company will own any intellectual property either employee develops, relating to their employment with the Company, for the term of such individual's employment with the Company and one year thereafter.

    R. Todd Bradley.  The Company entered into an employment agreement with Mr. Bradley dated August 1, 2000, which provided that he would serve as Executive Vice President, Global Operations, of the Company for an initial term of four years, subject to automatic renewal for successive one year periods unless either party gives notice of an election not to renew at least 90 days prior to the end of the term of the agreement. Pursuant to the agreement, Mr. Bradley was entitled to an annual salary of $475,000 which may be increased by the Board, with an incentive bonus target equal to 70% of his salary. In January 2001, Mr. Bradley left the Company and, pursuant to the terms of his employment agreement and certain stock option agreements, received accelerated vesting of 31,250 of his stock options and a $1,734,000 cash payment. In connection with his departure from the Company, Mr. Bradley executed an Agreement and General Release in which he agreed to perform certain services for the Company and refrain from certain conduct detrimental to the Company, and the Company agreed to extend until January 30, 2002 Mr. Bradley's right to exercise his stock options that were vested as of January 30, 2001. Mr. Bradley also agreed not to solicit for employment or employ certain Company employees for a period of one year following termination of employment. In addition, Mr. Bradley signed an Agreement that restricts his use of confidential information during the term of his employment with the Company and thereafter, and confirms that the Company will own any intellectual property developed by Mr. Bradley and that Mr. Bradley will not compete with the Company for the term of his employment with the Company and one year thereafter.

    Clifford S. Holtz.  The Company entered into an employment agreement with Mr. Holtz dated August 1, 2000, which provided that he would serve as Senior Vice President, Gateway Consumer, of the Company for an initial term of four years, subject to automatic renewal for successive one year periods unless either party gives notice of an election not to renew at least 90 days prior to the end of the term of the agreement. Pursuant to the agreement, Mr. Holtz was entitled to an annual salary of $425,000 which may be increased by the Board, with an incentive bonus target equal to 65% of his salary. In connection with Mr. Holtz's employment with the Company, in April 2000 the Company loaned $1,000,000 to Mr. Holtz to cover certain relocation costs pursuant to a five-year promissory note, with 20% of the amount outstanding under the promissory note to be forgiven on each anniversary of the note in which Mr. Holtz was employed by the Company. In January 2001, Mr. Holtz left the Company and, pursuant to the terms of his employment agreement and certain stock option agreements, received accelerated vesting of 26,250 of his stock options and a $1,485,000 cash payment. In connection with his departure from the Company, Mr. Holtz executed an Agreement and General Release in which he agreed to perform certain services for the Company and refrain from certain conduct detrimental to the Company, and the Company agreed to extend until January 30, 2002 Mr. Holtz's right to exercise his stock options that were vested as of January 30, 2001. Mr. Holtz also agreed not to solicit for employment or employ certain Company employees for a period of one year following termination of employment. Further, following his departure from the Company, the Company agreed to forgive the outstanding balance of Mr. Holtz's promissory note described above, and to make a gross-up payment to cover Mr. Holtz's income taxes relating thereto. In addition, Mr. Holtz signed a Non-Compete, Non-Disclosure and Intellectual Property Agreement that restricts his use of confidential and proprietary information during the term of his employment with the Company and thereafter, and confirms that the Company will own any intellectual property developed by Mr. Holtz and that Mr. Holtz will not compete with the Company for the term of his employment with the Company and one year thereafter.

    John J. Todd.  The Company entered into an employment agreement with Mr. Todd dated August 1, 2000, which provided that he would serve as Senior Vice President, Chief Financial Officer, of the Company for an initial term of four years, subject to automatic renewal for successive one year periods unless either party gives notice of an election not to renew at least 90 days prior to the end of the term of the agreement. Pursuant to the agreement, Mr. Todd was entitled to an annual salary of $425,000 which may be increased by the Board, with an incentive bonus target equal to 60% of his salary. In January 2001, Mr. Todd left the Company and, pursuant to the terms of his employment agreement and certain stock option agreements, received accelerated vesting of 26,250 of his stock options and a $1,567,500 cash payment. In connection with his departure from the Company, Mr. Todd executed an Agreement and General Release in which he agreed to perform certain services for the Company and refrain from certain conduct detrimental to the Company, and the Company agreed to extend until January 30, 2002 Mr. Todd's right to exercise his stock options that were vested as of January 30, 2001. Mr. Todd also agreed not to solicit for employment or employ certain Company employees for a period of one year following termination of employment. In addition, Mr. Todd signed an Agreement that restricts his use of confidential and proprietary information during the term of his employment with the Company and thereafter, and confirms that the Company will own any intellectual property developed by Mr. Todd and that Mr. Todd will not compete with the Company for the term of his employment with the Company and one year thereafter.

    Change of Control Compensation Agreements.  In January 2000, the Board approved change of control compensation agreements with each of the Company's executive officers providing for the payment of certain compensation and benefits by the Company in connection with a change of control. These payments and benefits include:

  •
  Immediate payment of a lump sum amount equal to 2.5 times the executive's base salary plus target bonus;
  •
  Immediate acceleration of stock options and any other stock-based incentive awards; and
  •
  If the executive's employment is involuntarily terminated following the change of control, payment of a pro rata bonus for the year of termination, immediate acceleration of any stock options granted after the date of the change of control, and 30 months of continued insurance benefits.

    In addition, in the event any such payment or benefit is subject to the excise tax under Section 4999 of the Internal Revenue Code, the Company will pay the executive a one-time amount equal to the excise tax.

    In exchange for these benefits, the executives have agreed to remain with the Company in the event of a potential change of control generally for at least six months or through the date of the change of control, whichever is earlier. In addition, for a period of one year following any change of control, the executives have agreed not to compete with the Company or solicit its customers or employees.

    A change of control is generally defined in the agreements to include the occurrence of any one of the following:

  •
  Any person acquires at least 30% of the voting securities of the Company, but only if such person then controls at least the same percentage of the voting securities then held by Mr. Waitt and his affiliates and associates;

  •
  A change in a majority of the Board, not counting directors appointed or elected with the approval of the incumbent Board;
  •
  Any merger other than a merger whereby the Company's existing stockholders continue to own at least 50% of the combined entity following the merger; or
  •
  The stockholders approve a plan of complete liquidation or dissolution or an agreement is consummated for the sale or disposition of all or substantially all of the Company's assets.

REPORT OF THE COMPENSATION COMMITTEE AND
THE BOARD OF DIRECTORS REGARDING EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors is composed entirely of Directors who are not employees of the Company. The Compensation Committee is responsible for setting and administering the policies and programs that govern both annual compensation and stock incentive awards.

    The foundation of the management compensation program is based on principles designed to align compensation with the Company's business strategies, values and management initiatives. The program:

  •
  Integrates compensation programs with both the Company's annual and long-term strategic planning and performance management processes.

  •
  Helps attract and retain key management critical to the success of the Company.

    The key components of the compensation program are base salary, annual incentive opportunity and equity participation. These components are administered with the goal of providing total compensation that is competitive in the marketplace, recognizes meaningful differences in individual performance, fosters teamwork and offers the opportunity to earn above-average rewards when merited by individual, business unit, and corporate performance. The marketplace is defined by comparing the Company to a group of corporations with similar characteristics, including industry and technology emphasis.

    Using compensation survey data from the comparison group, a target for total compensation and each of its elements—base salary, incentive awards and equity-based compensation—is established. The intent is to deliver total compensation that will be in the mid to upper range of pay practices of peer companies when merited by the Company's performance. To achieve this objective, a substantial portion of management pay is delivered through performance-related variable compensation programs which are based upon achievement of the Company's goals. Each year the Compensation Committee reviews the elements of executive compensation to ensure that the total compensation program meets the overall objectives discussed above.

    In 2000, total compensation was paid to senior management based on individual performance and on the extent to which the business plans were achieved or exceeded. Base compensation was determined by an assessment of each executive's performance, current salary in relation to the salary range for the job based on survey data, experience and potential for advancement as well as by the performance of the Company. While many aspects of performance can be measured in financial terms, the Compensation Committee also evaluated the success of the management team in areas of performance that cannot be measured by traditional accounting tools, including the development and execution of strategic plans, the development of management and employees and the exercise of leadership within the industry and in the communities that the Company serves. All of these factors were collectively taken into account by management and the Compensation Committee in determining the appropriate level of base compensation and base salary increases.

    The Company's Management Incentive Plan is designed to reward senior managers when the Company achieves certain financial and non-financial objectives. These goals include financial elements such as earnings per share, revenue, and the reduction of sales, general, and administrative costs; and non-financial objectives such as employee satisfaction and customer satisfaction. Each year individual incentive targets are established for incentive plan participants based on competitive survey data. As noted earlier, targets are set to deliver total compensation in the mid to upper range of competitive practice as warranted by performance of the Company. For 2000, the incentive was earned based on the Compensation Committee's overall assessment of the Company's performance against pre-determined earnings per share, revenue, and employee and customer satisfaction goals. For 2001, the measures will be both financial and non-financial targets related to Company performance.

    For several years, the Company has provided forms of equity participation as a key part of its total programs for motivating and rewarding managers. Grants of stock options have provided an important part of the equity link to stockholders. Through these vehicles, the Company has encouraged its management to obtain and hold the Company's Common Stock and stock options. Targeted award ranges for stock option grants are determined by taking into account competitive practice among comparison companies. Equity participation targets are set based on established guidelines and level of performance. Actual individual awards are determined based on the established competitive target range and the Compensation Committee's overall assessment of individual performance.

    The full Board, rather than the Compensation Committee, determines the compensation of the Company's Chief Executive Officer and President. During 2000 Mr. Weitzen served as the Company's President and Chief Executive Officer. In conjunction with Mr. Weitzen's election as President and Chief Executive Officer in December 1999, the Board approved an employment agreement for him. This agreement provided for a base salary of $1 million, stock options, and an incentive bonus target of 100% for the year 2000. Based on Company performance compared to certain pre-determined targets, the Board gave Mr. Weitzen an incentive payment of $880,000 for services performed in 2000.

    During 2000, the Compensation Committee approved employment agreements for other senior executive officers. The agreements were put in place as a retention initiative.

    It is the Compensation Committee's policy to consider deductibility under Section 162(m) of the Code in determining compensation arrangements for the Company's "covered employees," and the Committee intends to optimize the deductibility of compensation to the extent deductibility is consistent with the objectives of the management compensation program. The Committee, however, intends to weigh the benefits of full deductibility with the objectives of the management compensation program and, if the Committee believes to do so is in the best interest of the Company and its stockholders, will make compensation arrangements which may not be fully deductible under Section 162(m). In addition, the payment of certain benefits in connection with a change of control of the Company may not be fully deductible by the Company. See "Executive Compensation—Employment Agreements and Change-in-Control Arrangements."

The Compensation Committee	The Board of Directors
George H. Krauss, Chairman	Theodore W. Waitt	Douglas L. Lacey
Charles G. Carey	Charles G. Carey	James F. McCann
James F. McCann	Elizabeth Dole	Richard D. Snyder
George H. Krauss

REPORT OF THE AUDIT COMMITTEE

    The Audit Committee of the Board of Directors (the "Committee") is comprised of the three directors named below. Each member of the Committee is currently an independent director as defined by New York Stock Exchange rules. The Committee has adopted a written charter, set forth in Appendix A to this Proxy Statement, which has been approved by the Board of Directors.

    The Committee reviews the Company's financial reporting process on behalf of the Board of Directors. The Company's management has primary responsibility for the financial statements and the reporting process. The Company's independent auditor for 2000, PricewaterhouseCoopers LLP ("PWC"), is responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles.

    In this context, the Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Committee has discussed with PWC the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with PWC that firm's independence from the Company and its management. The Committee also considered whether PWC's provision of non-audit services to the Company is compatible with PWC's independence, including the provision of certain bookkeeping services to certain of the Company's foreign subsidiaries. PWC advised the Committee that, notwithstanding the level of bookkeeping services provided to the Company's foreign subsidiaries in 2000, PWC was and continues to be independent accountants with respect to the Company.

    Based on the foregoing considerations, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and that PWC be appointed independent auditors for the Company for 2001.

The Audit Committee

Douglas L. Lacey, Chairman
Charles G. Carey
Richard D. Snyder

Independent Auditor Fees

    During 2000, in addition to retaining PWC to audit the consolidated financial statements for 2000, the Company retained PWC, and other accounting and consulting firms, to provide various consulting services. The aggregate fees billed by PWC in 2000 for these professional services were:

    Audit Fees:  $1.2 million for services rendered for the annual audit of the Company's consolidated financial statements for 2000 and the quarterly reviews of the financial statements included in the Company's Forms 10-Q;

    All Other Fees:  $6.3 million for all other services consisting primarily of information technology consulting and assistance for systems not associated with the financial statements of the Company.

STOCK PERFORMANCE GRAPH

    The following graph compares the cumulative total return on Common Stock from the date on which Common Stock began trading on the NASDAQ National Market, through December 31, 2000, with the S&P 500 Index and the S&P Computer Hardware Index. The cumulative total return assumes that $100 was invested in each of Common Stock, the S&P 500 Index and the S&P Computer Hardware Index on December 8, 1993 (the date the Company's stock began trading) and also assumes the reinvestment of any dividends. Past financial performance should not be considered a reliable indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods.

CERTAIN TRANSACTIONS WITH RELATED PARTIES

    Mr. Waitt is the sole shareholder and director of Mesh, Inc., a South Dakota Corporation previously known as GTN, Inc. ("Mesh"). Until March 30, 2000, Mesh had a 25% ownership interest and Gateway Companies, Inc., a wholly-owned subsidiary of the Company ("GW Companies"), had a 75% ownership interest in an aircraft pursuant to a Joint Ownership and Joint Use Agreement. Pursuant to the Joint Use Agreement, GW Companies was responsible for the operation and maintenance of the aircraft but was reimbursed for 25% of its fixed costs and expenses by Mesh. Mesh also reimbursed GW Companies 100% of the costs associated with the actual use of the aircraft by Mesh. On March 31, 2000, Gateway sold its interest in the aircraft to Mesh for $5,317,000. Based upon a review of sale amounts for comparable aircraft provided by an independent third party, the Company believes that it received not less than the fair market value for its ownership interest in the aircraft. In addition, the Company leases an aircraft from Mesh on an as-needed basis at a cost of $1,100 per hour plus expenses, incurring an aggregate of $95,700 of charges from Mesh for 2000. Based upon a competitive analysis of comparable leased aircraft the Company believes the rental rate is at least as favorable to the Company as market rates otherwise available to the Company. In addition, during 2000 GW Companies made rental payments totaling $113,370 pursuant to a lease agreement with Avalon Enterprises L.L.C. ("Avalon") for retail space in a shopping center located in North Sioux City, South Dakota. All of the outstanding shares of Avalon are owned directly or indirectly by Mr. Waitt and his wife. Gateway believes that it paid fair market value for the lease based on the fact that several independent third-party tenants pay comparable lease rental rates and have signed leases with similar terms and conditions.

    Mr. Pollard's son is the sole shareholder and President of Princeton Consulting Group, a company that provides information technology consulting services to Gateway pursuant to a Consulting Services Agreement. Gateway made payments totaling $489,604 to Princeton Consulting Group in 2000. Gateway believes that it paid fair market value for Princeton Consulting Group's services based upon a competitive analysis of comparable services provided by other companies. The Consulting Services Agreement is terminable by the Company upon ten days written notice.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based on Company records, the Company believes that all its officers, directors and greater than 10% beneficial owners complied with all applicable filing requirements under Section 16 of the Securities Exchange Act of 1934, as amended, with respect to transactions during 2000, except that an initial report of ownership was inadvertently filed late by Mr. Jack Dollard, the Company's former Senior Vice President, Manufacturing.

OTHER INFORMATION

    The Company has retained the services of UMB Bank, n.a. to assist in the distribution of proxy materials and the Company will reimburse UMB for its expenses. The Company will bear the full expense of the preparation and mailing of this Proxy Statement and accompanying materials. The Company will reimburse brokers, fiduciaries and custodians for their expenses in forwarding proxy materials to beneficial owners of Common Stock held in their names. The solicitation of proxies will be made primarily by mail, although proxies also may be solicited personally by telephone or other means of communication by officers, directors and employees of the Company (for which they will receive no additional compensation).

    Only one Proxy Statement and set of accompanying materials is being delivered by the Company to multiple security holders sharing an address until the Company receives contrary instructions from one or more of the security holders. The Company will deliver, promptly upon written or oral request, a separate copy of the Proxy Statement and accompanying materials to a security holder at a shared address to which a single copy of the documents was delivered. A security holder who wishes to receive a separate copy of the Proxy Statement and accompanying materials now or in the future, or security holders sharing an address who are receiving multiple copies of proxy materials and wish to receive a single copy of such materials, should submit a written request to Investor Relations, Gateway, Inc., Mail Drop Y-15, 610 Gateway Drive, North Sioux City, South Dakota 57049-2000 or call 800-846-4503.

    Proposals of stockholders that are intended to be presented at the Company's 2002 annual meeting of stockholders must be received by the Corporate Secretary of the Company at its principal executive offices no later than December 11, 2001 to be considered for inclusion in the proxy statement and proxy relating to that meeting.

    Copies of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2000 will be provided to stockholders without charge upon written request to Investor Relations, Gateway, Inc., Mail Drop Y-15, 610 Gateway Drive, North Sioux City, South Dakota 57049-2000.

                      By Order of the Board of Directors
                      William M. Elliott
                       Senior Vice President, General Counsel
                      and Corporate Secretary

San Diego, California
April 4, 2001

Appendix A

GATEWAY, INC.
Audit Committee Charter

Purpose

    The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including the overview of (i) the financial reports and other financial information provided by the Company to the Securities and Exchange Commission and the New York Stock Exchange, (ii) the Company's systems of internal accounting and financial controls, and (iii) the annual independent audit of the Company's financial statements. The Committee shall also undertake such other duties as may be assigned by the Board.

Membership

    The Committee shall be comprised of not less than three members of the Board, as determined by the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the New York Stock Exchange or other principal exchange on which the Company's common stock may be listed.

    Accordingly, all of the members will be directors:

  1.
  Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

  2.
  Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

Key Responsibilities

    The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that management, as well as the outside auditors, have more time, knowledge and more detailed information about the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expertise or special assurance as to the Company's financial statements or any professional certification as to the outside auditors' work.

    In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditors are ultimately accountable to the Board and the Committee.

    The Committee shall meet on a regular basis and at such times as the Committee deems appropriate to discharge its oversight role. The Committee shall report to the full Board at the first Board meeting following each such Committee meeting.

A-1

    The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as circumstances require.

  •
  The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS') No. 61.

  •
  As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of each Form 10-Q.

  •
  The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

  •
  The Committee shall:

  •
  request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

  •
  discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

  •
  recommend that the Board take appropriate action in response to the outside auditors' report to satisfy itself of the auditors' independence.

  •
  The Committee shall recommend to the Board the selection, retention, and/or replacement of the independent auditors that audit the financial statements of the Company.

  •
  The Committee shall review and reassess the adequacy of this Charter on an annual basis.

A-2

PROXY	Gateway, Inc.	PROXY
Proxy for Annual Meeting of Stockholders, Thursday, May 17, 2001

    The undersigned hereby appoints William M. Elliott and Stephanie G. Heim, or either of them (the "Appointed Proxies"), with power of substitution to each, to vote all shares of the undersigned at the Annual Meeting of Stockholders of Gateway, Inc. to be held on Thursday, May 17, 2001 at 9:00 a.m., Central Time (the "Annual Meeting"), or at any adjournment(s) thereof.

    This Proxy, solicited on behalf of the Board of Directors, will be voted as directed. If no direction to the contrary is indicated, it will be voted (1) for the election of named nominees as directors; and (2) in accordance with the judgment of the appointed proxies as to such other matters as may properly come before the Annual Meeting.

    The undersigned ratifies all that the Appointed Proxies, or their substitutes, may lawfully do by virtue hereof, and revokes any proxies previously given to vote at the Annual Meeting or any adjournment thereof.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

(Continued and to be signed on reverse side.)

- Cut or tear along perforated edge -

GATEWAY, INC.
ANNUAL MEETING

Sioux City Convention Center
801 Fourth Street
Sioux City, Iowa

Thursday, May 17, 2001
9:00 a.m., Central Time

GATEWAY, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTING EACH OF THE DIRECTORS.

1.	Election of Directors— Nominees: Elizabeth Dole and Douglas L. Lacey as Class II directors of the Company for a term of three (3) years.	For / /	Withheld / /	If any other business is brought before the Annual Meeting or any adjournment(s) thereof, this Proxy will be voted in the discretion of the Appointed Proxies. Dated:

	(Except nominee(s) written above.)			(Signature) (Signature)

Please sign exactly as name(s) appear to the left. When signing in fiduciary or representative capacity, please add your full title. If shares are registered in more than one name, all holders must sign. If signature is for a corporation, the handwritten signature and title of an authorized officer are required, together with the full corporate name.

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INSTRUCTION CARD	Gateway, Inc.	INSTRUCTION CARD
4545 Towne Centre Court, San Diego Ca 92121
VOTING INSTRUCTIONS TO:	NORWEST BANK MINNESOTA, N.A., AS TRUSTEE OF THE GATEWAY, INC. RETIREMENT SAVINGS PLAN ("PLAN")

    I hereby direct that the voting rights pertaining to shares of Common Stock of Gateway, Inc. held by the trustee and attributable to my account in the above-described plan shall be exercised at the Annual Meeting of Stockholders of the Company to be held May 17, 2001, or at any adjournment of such meeting, in accordance with the instructions below, to vote upon Proposal 1 and on other business that may properly come before the meeting.

    If the instruction card is not returned or if no direction is given when the duly executed instruction card is returned, the shares credited in the participant's Gateway Common Stock Fund Account will be voted on each ballot item in accordance with the terms of the plan.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

(Continued and to be signed on reverse side.)

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GATEWAY, INC.
ANNUAL MEETING

Sioux City Convention Center
801 Fourth Street
Sioux City, Iowa

Thursday, May 17, 2001
9:00 a.m., Central Time

GATEWAY, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTING EACH OF THE DIRECTORS.

1.	Election of Directors— Nominees: Elizabeth Dole and Douglas L. Lacey as Class II directors of the Company for a term of three (3) years.	For / /	Withheld / /	If any other business is brought before the Annual Meeting or any adjournment(s) thereof, this Proxy will be voted in the discretion of the Appointed Proxies. Dated:

	(Except nominee(s) written above.)			(Signature) (Signature)

Please sign exactly as name(s) appear to the left. When signing in fiduciary or representative capacity, please add your full title. If shares are registered in more than one name, all holders must sign. If signature is for a corporation, the handwritten signature and title of an authorized officer are required, together with the full corporate name.

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PROXY	Gateway, Inc.	PROXY
Proxy for Annual Meeting of Stockholders, Thursday, May 17, 2001

    The undersigned hereby appoints William M. Elliott and Stephanie G. Heim, or either of them (the "Appointed Proxies"), with power of substitution to each, to vote all shares of the undersigned at the Annual Meeting of Stockholders of Gateway, Inc. to be held on Thursday, May 17, 2001 at 9:00 a.m., Central Time (the "Annual Meeting"), or at any adjournment(s) thereof.

    This Proxy, solicited on behalf of the Board of Directors, will be voted as directed. If no direction to the contrary is indicated, it will be voted (1) for the election of named nominees as directors; and (2) in accordance with the judgment of the appointed proxies as to such other matters as may properly come before the Annual Meeting.

    The undersigned ratifies all that the Appointed Proxies, or their substitutes, may lawfully do by virtue hereof, and revokes any proxies previously given to vote at the Annual Meeting or any adjournment thereof.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

(Continued and to be signed on reverse side.)

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GATEWAY, INC.
ANNUAL MEETING

Sioux City Convention Center
801 Fourth Street
Sioux City, Iowa

Thursday, May 17, 2001
9:00 a.m., Central Time

VOTE BY INTERNET

    Your Internet vote is quick, convenient and your vote is immediately submitted. Just follow these easy steps:

      1.  Read the accompanying Proxy Statement.

      2.  Visit our Internet voting site at http://www.umb.com/proxy and follow the instructions on the screen.

    Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card. Please note that all votes cast by Internet must be submitted prior to 5:00 p.m. Central Time, May 15, 2001.

    If you vote by Internet, please do not return your proxy by mail.

    THANK YOU FOR YOUR VOTE.

GATEWAY, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTING EACH OF THE DIRECTORS.

1.	Election of Directors— Nominees: Elizabeth Dole and Douglas L. Lacey as Class II directors of the Company for a term of three (3) years.	For / /	Withheld / /	If any other business is brought before the Annual Meeting or any adjournment(s) thereof, this Proxy will be voted in the discretion of the Appointed Proxies. Dated:

	(Except nominee(s) written above.)			(Signature) (Signature)

Please sign exactly as name(s) appear to the left. When signing in fiduciary or representative capacity, please add your full title. If shares are registered in more than one name, all holders must sign. If signature is for a corporation, the handwritten signature and title of an authorized officer are required, together with the full corporate name.

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QuickLinks

GENERAL INFORMATION
VOTING ELECTRONICALLY
PROPOSAL 1 ELECTION OF DIRECTORS
INDEPENDENT ACCOUNTANTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
EMPLOYMENT AGREEMENTS AND CHANGE-IN-CONTROL ARRANGEMENTS.
REPORT OF THE COMPENSATION COMMITTEE AND THE BOARD OF DIRECTORS REGARDING EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
Independent Auditor Fees
STOCK PERFORMANCE GRAPH
CERTAIN TRANSACTIONS WITH RELATED PARTIES
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER INFORMATION